SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549
                            -----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - August 21, 2000


                              IEC Electronics Corp.
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            (Exact name of Registrant as Specified in its Charter)


                                    Delaware
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                (State or other jurisdiction of Incorporation)

           0-6508                                   13-3458955
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      (Commission File Number)                (IRS Employer Identification No.)

                   105 Norton Street, Newark, New York 14513
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                   (Address of Principal Executive Offices)

                                 (315) 331-7742
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                  (Registrant's Telephone Number, including Area Code)

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Item 5.         Other Events
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                Effective August 21, 2000, Thomas W. Lovelock was appointed
President, Chief Executive Officer and a director of Registrant.

                Mr. Lovelock will replace Russell E. Stingel, who has served as President and interim Chief Executive Officer of Registrant since the death of David W. Fradin in December 1999. Mr. Stingel will continue to serve as a director and as Chairman of the Board of Directors of Registrant.

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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        IEC Electronics Corp.
                                    ------------------------------------
                                        (Registrant)

Date:  August 21, 2000              By:/s/ Russell E. Stingel
                                    ------------------------------------
                                        Russell E. Stingel
                                        Chairman of the Board

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